Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints Robert W. Weber as the undersigned’s true and lawful attorney-in-fact to:

(1) execute for and on behalf of each of the undersigned any and all of the following amendments to registration statements and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”):

•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-56155;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-56157;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-69725;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-69727;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-72853;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-92179;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-96181;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-34180;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-51284;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-75860;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-83372;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-101221;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-103831
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-103851;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-105378;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-106835;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-113644;
•	Post-Effective Amendment No. 2 to Form S-3 Registration Statement No. 333-126458;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-135095;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-136554;
•	Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-163936;
•	Post-Effective Amendment No. 3 to Form S-4 Registration Statement No. 333-18725;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-92185;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-51286;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-65712;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-101219;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-106860;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-121216;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-130670;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-136555;
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-148088; and
•	Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-156111;

(2) do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to enable Harbor BioSciences, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the SEC in connection with any such documentation; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, each of the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of each of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

Each of the undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each of the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

This Power of Attorney shall remain in full force and effect until the attorney-in-fact is no longer required to execute any such documentation and do and perform any such acts related thereto, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 23rd day of November, 2011.

/s/ Salvatore J. Zizza	/s/ Richard A. Bartlett
Salvatore J. Zizza	Richard A. Bartlett

/s/ Jerome M. Hauer	/s/ Marc R. Sarni
Jerome M. Hauer	Marc R. Sarni

/s/ Jerry M. Seslowe	/s/ John C. Shaw
Jerry M. Seslowe	John C. Shaw